Exhibit 10.28

EXECUTIVE COMPENSATION PROGRAM

The description of our executive compensation program set forth under the caption “Compensation Discussion and Analysis” on pages 19 to 29 of our definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on October 6, 2010, is incorporated herein by reference.